JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
AND JULIUS BAER GLOBAL INCOME FUND
                                                                OCTOBER 31, 2000
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

    I am pleased to report on the activity and performance of the Julius Baer International Equity Fund ("Equity Fund") and the Julius Baer Global Income Fund ("Income Fund") for the fiscal year ended October 31, 2000. During the first half of the fiscal year the Equity Fund provided shareholders with relatively high performance. The second half of the fiscal year was a difficult one, however, for world equity markets and the Equity Fund could not avoid the problems of those markets. Nonetheless, the Equity Fund for the fiscal year managed to give shareholders strong results, solidly outperforming its benchmark index. The Income Fund performance began to fare better during the second half of the reporting period as global bond markets, especially that of the U.S., started to show signs of recovery. However, the Income Fund did underperform its custom benchmark for the fiscal year. Detailed analyses of the Funds' performance and investment outlook follow in the sections below.

JULIUS BAER INTERNATIONAL EQUITY FUND

    The Equity Fund's Class A shares returned on an annualized basis, +24.60% over the past 12 months, +27.97% over the past 3 years, +22.67% over the past 5 years and 12.84% since inception versus MSCI EAFE's ("benchmark") returns of -2.90%, +9.42%, +8.65% and +7.57% over comparable periods. (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Returns for the Lipper International Equity Fund Index, a reasonable proxy for international equity funds in general, were +3.45%, +10.03%,+11.01% and +10.03% respectively:

                                               AVERAGE ANNUAL TOTAL RETURN*--CLASS A SHARES
                                --------------------------------------------------------------------------
                                     1-YEAR             3-YEAR             5-YEAR         FROM INCEPTION
                                10/31/99-10/31/00  10/31/97-10/31/00  10/31/95-10/31/00  10/04/93-10/31/00
                                -----------------  -----------------  -----------------  -----------------
Julius Baer International
  Equity Fund.................             +24.60%            +27.97%            +22.67%            +12.84%
MSCI EAFE with net dividend
  reinvested..................              -2.90%             +9.42%             +8.65%             +7.57%
LIPPER International Equity
  Fund Index..................              +3.45%            +10.03%            +11.01%            +10.03%
Julius Baer International
  Equity Fund vs. EAFE........             +27.50%            +18.55%            +14.02%             +5.27%
Julius Baer International
  Equity Fund vs. LIPPER......             +21.15%            +17.94%            +11.66%             +2.81%

    The Equity Fund's Class I shares returned +13.99% for the period commencing November 17, 1999, the inception date of the I Class, through October 31, 2000.

    Although the performance of the Equity Fund for the fiscal year was significantly higher than its benchmark, this performance is fully attributed to the first half of the fiscal year. During that period, the Equity Fund's exposure to the telecommunication, media, and technology ("TMT") sector had been richly rewarded. However, the gains that the TMT sector provided at the end of 1999 through February of 2000, began to reverse direction in early March. The reversal of fortunes within the TMT sector has followed the same strong trend in declining that it did when the sector was in its ascendancy. As a result, the Equity Fund and international equity markets generally have incurred losses since early March. In order to mitigate the losses, we significantly reduced our exposure to the TMT sector and reinvested some of the proceeds in defensive sectors such as financials, food and beverages, and utilities. This sector reallocation strategy worked well to cushion the blow of the declining TMT sector and led to a minimal under-performance in the second half of the fiscal year.

----------------

* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it, total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

    Several negative factors contributed to the severe correction in global equity markets during the March-June 2000 period: First, equity valuations in general and those of "new economy" companies specifically became stretched. During the period between late 1999 and early 2000, there was a capitulation towards these sectors, as their strong performance attracted new converts and induced many "value" oriented investors to reexamine their investment methodologies. The frenzy buying led these sectors to outperform by a vast margin in a very short time period.

    Second, the U.S. Federal Reserve ("Fed") raised the Federal Funds Rate in March 2000. Soon after, the global equity markets started a sudden and violent correction as investors feared the negative effects that the Fed actions would have on corporate earnings and their cost of capital. Stocks with high valuations were perceived to be the most vulnerable to higher interest rates-also, they were the ones with the most recent gains.

    Third, fundamentals deteriorated in the TMT sector. The current correction has restricted the financing options of many technology and telecommunication companies. In the current environment, both the equity and debt markets are practically unattainable. So many companies not only have to postpone their growth strategies but also have to fight for their own survival. As a result, several high profile companies had to file for bankruptcy.

    Finally, the financial news flow was very disappointing: The price paid by telecommunication operators for the spectra auctioned by many European countries was many times larger than originally estimated. The fierce price competition in the fixed line business has accelerated. The heavy subsidization of cellular phones to subscribers by cellular phone operators has continued. Customer adoption of the Wireless Application Protocol ("WAP") standard -- wireless communication using hand-held devices such as cellular phones and palmtop computers -- was below expectations, and fears have reemerged that cellular phone user penetration is nearing saturation levels.

    By June interest rate fears began to subside. Signs of a slowdown in the U.S. economy started to emerge, forcing the Fed to refrain from raising interest rates any further. As a result, the TMT sector started to recover. But the recovery was short-lived as the financial news became worse during the September-October 2000 period. Many companies had negative earnings surprises and lowered their earnings estimates for the coming fiscal quarters. Even though many stocks in the TMT sector were trading at a fraction of the levels reached earlier this year, equity analysts turned negative and downgraded their earnings, recommendations, and price targets.

    The Equity Fund's geographic exposure is currently approximately 8% to Japan, as we remain frustrated by the slow pace of the economic recovery and the half-hearted efforts towards corporate restructuring. Our exposure of 55% to Europe is neutral versus the benchmark but we have significantly reduced our strong overweight in "new economy" companies and sold a large portion of our small and mid-cap holdings in Europe. Most of the foreign currency exposure in the portfolio is currently unhedged, as we find the current strength of the U.S. dollar to be excessive. We continue to maintain about a 6% geographic exposure to Eastern Europe. We believe that several countries in the Eastern European region will join the European Union and, at a later stage, the European Monetary Union ("EMU"). It will take several years before this occurs, but we expect the gains to be significant because an EMU membership will cause a significant re-rating of the equity markets within those countries as the inherent investment risks and the cost of funding are greatly reduced.

    We believe that the current market correction in the TMT sector has not yet run its course, but the cyclical defensive sector is currently overextended as a large amount of capital inflow has been attracted due to their perceived resilience in an economic downturn. While the cyclical stocks have not gained from the sector rotation, their earnings are the most at risk. Hence, we currently hold about 16% of our total assets in cash, waiting for improved investment opportunities and calmer markets. Although we expect the global equity markets to produce lower future rates of return than we have been experiencing in recent years, we also believe that international stocks are well positioned to produce superior performance versus their counterparts in the U.S. equity markets.

JULIUS BAER GLOBAL INCOME FUND

    For the twelve-month period ended October 31, 2000 the Income Fund's
Class A shares returned 0.82% as compared with 3.23% for the customized benchmark index: 80% Merrill Lynch 1-10Yr U.S. Corporate & Government Bond Index and 20% JP Morgan Global Government Non-U.S. in U.S.$ Bond Index (the "benchmark"). The customized benchmark is a blend of U.S. government/corporate bonds and foreign government bonds. The main reason for underperformance relative to the benchmark was currency related. While our currency exposures were small and risk was closely managed, currency weighted holdings denominated in the Euro, the Australian and the Canadian Dollar hurt performance versus the benchmark index.

    After raising rates 1.25% in the first half of the fiscal year the Fed left the Federal Funds Rate unchanged at 6.5%, as U.S. economic growth appeared to be slowing. Bond markets rallied strongly during the second half of the fiscal year in response to this softer economic data and the prospect that short-term interest rates may have peaked. As a result, yields on short-term U.S. Treasuries declined. The 5-Year U.S. Treasury Note fell continuously from its peak in May at 6.81% to 5.78% in October 2000. Long-term U.S. Treasuries such as the 30-year bond followed quite a different path. U.S. government buyback programs support caused the yield curve to invert and the long bond to outperform through the early part of the calendar year. However, in September rising oil prices caused inflation fears to mount and yields on the 30-year bond rose 0.30% to 5.96%. At this point the yield curve began to "normalize" from its previous extremely inverted form.

    European bonds underperformed U.S. bonds over the twelve-month reporting period as the European Central Bank raised interest rates from 2.5% to 4.75%. While economic growth in Europe itself did not bring about inflation worry, rising oil prices and a still faltering Euro led to inflation concerns. The 5-Year German government bond sold off initially and then traded in a volatile range between 4.9% and 5.25%. The Euro was a continued source of disappointment to Central Bankers and market participants. In addition, the problems with the Euro negatively affected European bond performance as foreign investor interest in European bonds was muted. After staging nearly a 7% rally in late May 2000 and early April 2000, the Euro began another precipitous 14% drop to a new low of 0.8230 versus the U.S. dollar in late October. Since the end of the reporting period the Euro has bounced back and strengthened to an exchange rate of 0.8812 versus the U.S. dollar as of the date of this letter.

    The Japanese bond market sold off notably during the reporting period as the Bank of Japan abandoned its "zero interest rate policy". Short-term interest rates were hiked to 0.25% in August 2000 sending Japanese bond yields up (prices down) approximately 0.30% across the yield curve. However, by the end of October, bonds had recovered nearly all of their losses as it was clear that interest rates would not move higher again in the near future and the moderate economic conditions in Japan did not threaten inflation. The Japanese yen continued to move in its wide 104-109 exchange rate trading range versus the U.S. dollar. It moved to the strong side of the trading range after the interest rate hike, but subsequently weakened and reversed course to back over 109 as the reporting period continued.

    The Income Fund maintained a longer portfolio duration in the U.S. market for most of the reporting period and, therefore, had more interest rate exposure. This position, however, was mostly held in high quality U.S. corporate bonds. While corporate bonds earned more yield than short-term U.S. Treasuries, they could not keep pace with the strong rally in long-term U.S. government bonds. Our overweight of the long-term U.S. bond market versus the European and Japanese bond markets, nonetheless, served our bond strategy well.

    We wish to inform shareholders that as of January 1, 2001, Julius Baer Investment Management Inc. ("JBIMI") became the Investment Advisor to both the Equity Fund and Income Fund. At a shareholder meeting of the Julius Baer Investment Funds on December 6, 2000, shareholders of each Fund approved new advisory contracts between their Fund and JBIMI an affiliate of Bank Julius
Baer & Co. Ltd. New York Branch, the previous Investment Advisor. The change was part of a restructuring taking place within the Julius Baer Group due to changes in regulations for bank-advised funds. The personnel rendering investment advice and providing research to each Fund were transferred as a business unit from the previous Investment Advisor to JBIMI so that there will be no material changes in the advisory personnel who manage the Funds.

    In conclusion, on behalf of the management of the Julius Baer Investment Funds I would like to thank shareholders for their support. I am especially pleased to note the significant increase in the assets of the Equity Fund, reflective of its favorable long-term performance record. We will continue to strive to provide shareholders with our best professional investment management capabilities and look forward to the many great challenges ahead in 2001.

                                                     Sincerely,

                                          /s/ Michael Quain
                                                     Michael Quain
                                                     PRESIDENT
                                                     December 11, 2000

The views expressed in this shareholder letter reflect those of the President of the Funds only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
--------------------------------------------------------------------------------
     IT IS THE INCOME FUND'S POLICY TO DECLARE AND PAY MONTHLY DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN* -- CLASS A
--------------------------------------------------
Year Ended 10/31/00...............................    0.82%
Five Years Ended 10/31/00.........................    3.82%
Inception (7/1/92) through 10/31/00...............    5.01%

TOTAL RETURN** -- CLASS I
--------------------------------------------------
Inception (11/17/99) through 10/31/00.............   -0.14%

----------------

  * All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Income Fund commenced operations on July 1, 1992 and the service providers waived a portion of their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/00; without such waivers and reimbursements, total returns would have been lower.
 **  Not Annualized

 GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF JULIUS BAER GLOBAL INCOME FUND VS. A BLENDED MERRILL LYNCH AND JP MORGAN INDEX JULY 1, 1992-OCTOBER 31, 2000+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      Merrill Lynch &
           Income Fund -- Class A  JP Morgan Combined
July 1992                  10,000              10,000
Oct 1992                   10,486              10,276
Apr 1993                   10,781              10,852
Oct 1993                   11,341              11,289
Apr 1994                   11,018              11,106
Oct 1994                   10,939              11,310
Apr 1995                   11,690              12,124
Oct 1995                   12,460              12,826
Apr 1996                   12,755              12,949
Oct 1996                   13,488              13,588
Apr 1997                   13,385              13,595
Oct 1997                   13,925              14,420
Apr 1998                   14,276              14,770
Oct 1998                   15,238              15,873
Apr 1999                   15,150              15,813
Oct 1999                   14,907              15,877
Apr 2000                   14,845              15,780
Oct 2000                   15,031              16,304

--------------
 + Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains distributions, and application of fee waivers through October 31, 2000.
  This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.
  The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/ Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. Indexes do not incur expenses and are not available for investment.
  NOTE: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
     IT IS THE EQUITY FUND'S POLICY TO DECLARE AND PAY ANNUAL DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN* -- CLASS A
--------------------------------------------------
Year Ended 10/31/00...............................   24.60%
Five Years Ended 10/31/00.........................   22.67%
Inception (10/4/93) through 10/31/00..............   12.84%

TOTAL RETURN** -- CLASS I
--------------------------------------------------
Inception (11/17/99) through 10/31/00.............   13.99%

----------------

  * All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Equity Fund commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.
 **  Not Annualized

GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF JULIUS BAER INTERNATIONAL EQUITY
      FUND VS. MORGAN STANLEY EAFE INDEX OCTOBER 4, 1993-OCTOBER 31, 2000+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Equity Fund -- Class A  Morgan Stanley EAFE Index
Oct 1993                  10,000                     10,000
Apr 1994                   9,608                     10,798
Oct 1994                   9,440                     11,261
Apr 1995                   7,970                     11,401
Oct 1995                   8,462                     11,219
Apr 1996                   9,281                     12,701
Oct 1996                   9,540                     12,394
Apr 1997                  10,592                     12,588
Oct 1997                  11,227                     12,968
Apr 1998                  14,672                     14,970
Oct 1998                  13,035                     14,219
Apr 1999                  16,118                     16,275
Oct 1999                  18,880                     17,252
Apr 2000                  26,698                     18,396
Oct 2000                  23,531                     16,739

--------------
 + Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains distributions, and application of fee waivers through October 31, 2000.*
  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.
  NOTE: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--38.6%
                       Federal Home Loan Mortgage Corporation
USD           400,000    5.750% due 07/15/2003...........................  $   392,814
                                                                           -----------
                       Federal National Mortgage Association
USD           420,000    5.750% due 04/15/2003...........................      413,175
USD         1,000,000    7.250% due 01/15/2010...........................    1,037,031
                                                                           -----------
                                                                             1,450,206
                                                                           -----------
                       U.S. Treasury Inflation Indexed Bond
USD         2,000,000    3.625% due 04/15/2028...........................    2,051,729
                                                                           -----------
                       U.S. Treasury Inflation Indexed Note
USD           610,000    3.625% due 01/15/2008...........................      641,781
                                                                           -----------
                       U.S. Treasury Notes
USD         2,600,000    6.875% due 05/15/2006...........................    2,725,938
USD           435,000    5.500% due 05/15/2009...........................      425,280
USD           970,000    5.750% due 08/15/2010...........................      969,091
                                                                           -----------
                                                                             4,120,309
                                                                           -----------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST
                         $8,476,100).....................................    8,656,839
                                                                           -----------
CORPORATE BONDS--32.4%
                       UNITED STATES--27.1%
                       ABN-Amro Bank NV (Chicago)
USD         1,200,000    7.250% due 05/31/2005...........................    1,213,768
                       Conoco, Inc.
USD         1,300,000    6.350% due 04/15/2009...........................    1,220,253
                       Duke Capital
USD           700,000    7.500% due 10/01/2009...........................      704,446
                       Ford Motor Credit Company
USD         1,250,000    6.125% due 04/28/2003...........................    1,220,213
                       Lowes Companies
USD           700,000    8.250% due 06/01/2010...........................      726,508

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
CORPORATE BONDS--CONTINUED
                   UNITED STATES--CONTINUED
                       Worldcom Inc
USD         1,000,000    6.125% due 08/15/2001...........................  $   991,021
                                                                           -----------
                                                                             6,076,209
                                                                           -----------
                       NETHERLANDS--5.3%
                       Household Netherlands BV (Yankee)
USD         1,225,000    6.200% due 12/01/2003...........................    1,192,249
                                                                           -----------
                       TOTAL CORPORATE BONDS (COST $7,367,432)...........    7,268,458
                                                                           -----------
FOREIGN GOVERNMENT BONDS--16.3%
                       GREECE--4.4%
                       Hellenic Republic
GRD       357,300,000    8.900% due 03/21/2004...........................      974,730
                       AUSTRIA--2.9%
                       Republic of Austria
JPY        60,000,000    4.500% due 09/28/2005...........................      638,934
                       POLAND--2.6%
                       Government of Poland
PLN         3,500,000    8.500% due 06/12/2005...........................      590,929
                       SOUTH AFRICA--2.5%
                       Republic of South Africa
ZAR         4,500,000    13.000% due 08/31/2010..........................      570,554
                       ITALY--2.4%
                       Republic of Italy
JPY        52,000,000    3.750% due 06/08/2005...........................      534,982
                       FRANCE--1.5%
                       Government of France
EUR           450,000    4.000% due 10/25/2009...........................      344,900
                                                                           -----------
                       TOTAL FOREIGN GOVERNMENT BONDS (COST
                         $4,186,918).....................................    3,655,029
                                                                           -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
REPURCHASE AGREEMENTS--11.3%
                       UNITED STATES--11.3%
USD         2,545,401  Investors Bank & Trust Company Repurchase
                       Agreement, dated 10/31/2000, due 11/01/2000, with
                       a maturity value of $2,545,803 and an effective
                       yield of 5.690%, collateralized by a Government
                       National Mortgage Association Obligation, with a
                       rate of 7.375%, a maturity of 1/20/2026, and a
                       market value of $2,672,740. (Cost $2,545,401).....  $ 2,545,401
                                                                           -----------
                       TOTAL INVESTMENTS--98.6% (COST $22,575,851).......   22,125,727
                       OTHER ASSETS AND LIABILITIES (NET)--1.4%..........      322,742
                                                                           -----------
                       TOTAL NET ASSETS--100.0%..........................  $22,448,469
                                                                           ===========

NOTE TO THE PORTFOLIO OF INVESTMENTS
Aggregate cost for federal income tax purposes was $22,701,919.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2000
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                   CONTRACTS TO RECEIVE
             --------------------------------               NET UNREALIZED
EXPIRATION          LOCAL           VALUE IN   IN EXCHANGE   APPRECIATION
   DATE            CURRENCY           USD        FOR USD    (DEPRECIATION)
----------         --------         --------   -----------  --------------
3/21/01..    CAD          731,350    480,640      495,562     $ (14,922)
1/18/01..    EUR          517,243    439,642      488,433       (48,791)
1/24/01..    EUR          678,262    576,661      568,010         8,651
1/29/01..    EUR        1,500,000  1,275,600    1,424,250      (148,650)
1/24/01..    PLN        2,800,000    602,604      600,021         2,583
                                                              ---------
            Net unrealized depreciation on forward foreign
exchange contracts to buy ................................    $(201,129)
                                                              =========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                   CONTRACTS TO DELIVER
             --------------------------------               NET UNREALIZED
EXPIRATION          LOCAL           VALUE IN   IN EXCHANGE   APPRECIATION
   DATE            CURRENCY           USD        FOR USD    (DEPRECIATION)
----------         --------         --------   -----------  --------------
1/24/01..    EUR          686,948    584,047      600,021      $ 15,974
1/29/01..    EUR        1,180,000  1,003,472    1,029,903        26,431
1/24/01..    PLN        2,800,000    602,604      568,010       (34,594)
1/17/01..    ZAR        4,500,000    594,947      594,648          (299)
                                                               --------
            Net unrealized appreciation on forward foreign
exchange contracts to sell ...............................     $  7,512
                                                               ========

                             GLOSSARY OF CURRENCIES

      CAD..  -- Canadian Dollar                PLN   --  Polish Zloty
      EUR..  -- Euro                           USD   --  United States Dollar
      GRD..  -- Greek Drachma                  ZAR   --  South African Rand
      JPY..  -- Japanese Yen

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--84.4%
UNITED KINGDOM--14.6%
Allied Domecq Plc.......................           831,450       $    4,295,403
ARC International Plc*..................           390,080            1,909,151
ARM Holdings Plc ADR....................           115,300            3,459,000
Autonomy Corporation Plc................            37,928            1,925,045
BAE Systems Plc.........................           341,950            1,941,365
BG Group Plc............................           315,000            1,260,760
BP Amoco Plc............................           511,198            4,332,979
Colt Telecom Group Plc*.................             7,000              914,375
Diageo Plc..............................           412,800            3,894,036
Energis Plc*............................           120,260            1,028,059
Glaxo Wellcome Plc......................            99,259            2,855,778
HSBC Holdings Plc.......................            44,244              630,055
Invensys Plc............................           783,505            1,869,049
Lattice Group Plc*......................           315,000              671,492
Netcall Plc*............................            84,193               98,895
Psion Plc...............................           156,125              944,107
Reckitt Benckiser Plc...................           308,390            4,051,739
Royal Bank of Scotland Group Plc........            23,828              534,553
Royal Bank of Scotland Group Plc--Value
  Shares*...............................            23,828               28,162
Shell Transport & Trading Company.......           450,000            3,618,487
Smithkline Beecham Plc..................           190,121            2,453,765
Tesco Plc...............................           817,006            3,113,013
Unilever Plc............................           559,718            3,784,435
Vodafone AirTouch Plc...................         1,828,525            7,603,566
WPP Group Plc...........................            77,450            1,038,906
                                                                 --------------
                                                                     58,256,175
                                                                 --------------
FRANCE--10.4%
Accor SA................................            43,655            1,763,537
Alcatel Alsthom.........................            79,400            4,834,834
Aventis SA..............................            52,566            3,784,042
Axa-UAP.................................            23,941            3,162,999
BNP Paribas.............................            42,547            3,660,958
Bouygues SA.............................            19,570              994,430

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
FRANCE--CONTINUED
Castorama Dubois........................             1,470       $      298,288
Compagnie De Saint Gobain...............            22,500            2,970,713
Credit Lyonnais.........................            36,000            1,228,987
Scor....................................            32,945            1,512,241
Societe Generale Class A................            35,748            2,025,396
STMicroelectronics NV...................            43,130            2,171,518
Suez Lyonnaise des Eaux.................            24,500            3,730,679
Total SA Class B........................            66,389            9,479,509
                                                                 --------------
                                                                     41,618,131
                                                                 --------------
ITALY--9.1%
AEM SPA.................................           597,802            1,994,737
Assicurazioni Generali..................           137,630            4,516,655
Banca Intesa SPA........................         1,855,000            7,697,898
Bulgari SPA.............................            78,000              912,924
Cassa di Risparmio Di Firenze SPA*......           500,000              506,870
Credito Italiano........................           425,365            2,172,257
Eni SPA.................................         1,514,600            8,170,893
Gucci Group NV..........................            13,000            1,272,375
Instituto Nazionale delle
  Assicurazioni.........................           857,115            2,084,759
Istituto Bancario San Paolo di Torino...           251,651            4,059,998
Pirelli SPA.............................           697,145            2,042,826
Telecom Italia Mobile...................            88,000              753,470
                                                                 --------------
                                                                     36,185,662
                                                                 --------------
JAPAN--8.7%
Acom Company Ltd........................            36,000            2,912,189
Bank of Tokyo-Mitsubishi Ltd............            93,000            1,115,267
Fast Retailing Company Ltd..............             8,600            2,115,432
Fujitsu Ltd.............................            25,500              454,143
Furukawa Electric Company Ltd...........            68,000            1,787,916
Honda Motor Company Ltd.................            32,000            1,105,217
Ito-Yokado Company Ltd..................            19,000              858,137
Japan Telecom Company Ltd...............               180            3,627,869

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
JAPAN--CONTINUED
Kao Corporation.........................           120,000       $    3,594,888
Kirin Brewery Company Ltd...............            46,000              479,575
Nikko Securities Company Ltd............           145,000            1,251,340
Nippon Telegraph & Telephone
  Corporation...........................               251            2,283,386
Nippon Telegraph & Telephone Corporation
  ADR...................................             5,375              245,234
Nissan Motor Company Ltd*...............           534,000            3,664,202
Nomura Securities Company Ltd...........            61,000            1,293,711
Ryohin Keikaku Company Ltd..............             7,000              355,275
Sakura Bank Ltd.........................           442,000            3,219,184
Sankyo Company Ltd......................            45,000              991,480
Sekisui House Ltd.......................           104,000            1,099,501
Sony Corporation........................            27,400            2,188,887
                                                                 --------------
                                                                     34,642,833
                                                                 --------------
NETHERLANDS--7.1%
ABN Amro Holding NV.....................           175,020            4,046,527
Akzo Nobel NV...........................            61,135            2,777,741
ASM Lithography Holding NV*.............            38,005            1,036,725
CSM NV..................................           138,915            3,164,707
Elsevier NV.............................           160,080            2,040,355
Heineken NV.............................            37,375            2,025,785
ING Groep NV............................            54,779            3,754,068
Koninklijke (Royal) Philips Electronics
  NV....................................            87,378            3,426,960
Koninklijke Ahold NV....................            66,540            1,928,954
United Pan-Europe Communications NV*....           142,825            2,497,793
Vedior NV...............................            63,275              940,462
Versatel Telecom International NV*......            37,440              737,209
                                                                 --------------
                                                                     28,377,286
                                                                 --------------
GERMANY--6.2%
ADVA AG Optical Networking*.............            23,014            1,685,933
Aixtron AG*.............................             1,200              164,434
AVA Allgemeine Handelsgesellschaft Der
  Verbraucher AG........................             9,400              304,503
Bayer AG................................           102,535            4,437,365

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
GERMANY--CONTINUED
Deutsche Bank AG........................            27,000       $    2,218,031
Deutsche Lufthansa AG...................           100,305            1,979,295
E.On AG.................................            47,560            2,406,040
Lion Bioscience AG*.....................            15,660            1,218,820
Medion AG...............................            13,400            1,361,815
Merck KGAA..............................            24,590              932,972
Muenchener
  Rueckversicherungs-Gesellschaft AG
  (Registered)..........................            13,025            4,086,938
PrimaCom AG*............................            24,810              485,158
Schering AG.............................            42,600            2,381,144
Singulus Technologies AG*...............            31,523            1,268,099
                                                                 --------------
                                                                     24,930,547
                                                                 --------------
SWITZERLAND--5.6%
ABB Ltd.................................            22,250            1,975,785
Adecco SA...............................             5,139            3,550,738
Jomed NV*...............................            13,335              815,370
Nestle SA (Registered)..................             1,970            4,079,072
Novartis AG (Registered)................             1,290            1,955,436
Roche Holding AG--Genusschein...........                90              821,456
Roche Holdings AG.......................                46              496,693
SEZ Holding AG..........................             1,447              840,531
Swisscom AG.............................             4,210            1,068,296
Tamedia AG*.............................             7,135              886,422
Union Bank of Switzerland
  AG--Registered........................            25,145            3,480,325
Zurich Financial Services AG............             4,980            2,408,338
                                                                 --------------
                                                                     22,378,462
                                                                 --------------
SPAIN--5.0%
Altadis SA*.............................           145,245            2,171,091
Banco Bilbao Vizcaya Argentaria SA......            75,000              997,225
Banco Popular Espanol SA................            87,850            2,622,606
Banco Santander Central Hispano SA......           165,000            1,595,814
Grupo Dragados SA.......................           216,628            2,100,643
Repsol YPF SA...........................           185,000            2,932,984

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
SPAIN--CONTINUED
Telefonica SA*..........................           278,342       $    5,296,805
Union Electrica Fenosa SA...............           111,125            2,050,695
                                                                 --------------
                                                                     19,767,863
                                                                 --------------
FINLAND--3.8%
Comptel Oyj.............................            83,850            1,157,505
Nokia Oyj...............................           152,030            6,243,291
Sonera Group Oyj........................            90,000            1,978,697
Stora Enso Oyj Class R..................           413,578            4,238,136
UPM-Kymmene Oyj.........................            60,210            1,700,578
                                                                 --------------
                                                                     15,318,207
                                                                 --------------
SWEDEN--3.1%
Aspiro Information AB*..................            76,065              212,657
Atlas Copco AB Class B..................            86,500            1,783,496
Autoliv Inc ADR.........................            70,300            1,537,218
GetUpdated Sweden AB Class B*...........            28,335               70,729
Nordic Baltic Holding AB................           325,000            2,433,776
Nordic Baltic Holding AB................            69,000              508,394
Skandinaviska Enskilda Banken Class A...           162,770            1,917,752
Skanska AB Class B......................            48,865            1,932,098
Svenska Handelsbanken AB Class A........           119,740            1,877,046
                                                                 --------------
                                                                     12,273,166
                                                                 --------------
POLAND--2.1%
Agora SA*...............................            52,395              960,735
Bank Handlowy w Warszawie...............            15,255              156,605
Bank Polska Kasa Opieki SA*.............           163,530            1,636,532
BRE Bank SA.............................            52,860            1,188,824
Budimex SA*.............................           200,300              991,477
Mostostal-Export SA.....................            10,558               10,884
Netia Holdings SA ADR*..................            62,500            1,125,000

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
POLAND--CONTINUED
Powszechny Bank Kredytow................            69,000       $    1,211,751
Telekomunikacja Polska SA...............           179,000              916,862
                                                                 --------------
                                                                      8,198,670
                                                                 --------------
CZECH REPUBLIC--1.8%
Ceska Sporitelna AS*....................           347,288            1,979,992
Ceske Radiokomunikace*..................            22,500              847,901
Komercni Banka AS*......................           202,728            4,288,088
                                                                 --------------
                                                                      7,115,981
                                                                 --------------
CANADA--1.3%
Certicom Corporation*...................            32,080            1,061,277
JDS Uniphase Corp*......................            10,600              867,651
Research in Motion Ltd*.................            12,720            1,266,584
Royal Bank of Canada....................            57,480            1,818,725
                                                                 --------------
                                                                      5,014,237
                                                                 --------------
NORWAY--1.1%
Christiania Bank Og Kreditkasse.........            79,600              413,889
Norsk Hydro.............................            53,900            2,136,683
Norske Skogindustrier ASA Class A.......            54,050            1,945,205
                                                                 --------------
                                                                      4,495,777
                                                                 --------------
HUNGARY--1.0%
Egis Rt.................................            29,680            1,251,373
Magyar Tavkozlesi Rt ADR................            18,980              446,030
OTP Bank Rt.............................            45,998            2,130,353
                                                                 --------------
                                                                      3,827,756
                                                                 --------------
PORTUGAL--0.8%
Banco Espirito Santo (Registered).......           162,980            2,470,697
Portugal Telecom SA.....................            57,500              511,316
Telecel-Comunicacoes Pessoais SA*.......            28,500              311,846
                                                                 --------------
                                                                      3,293,859
                                                                 --------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
IRELAND--0.8%
Bank of Ireland.........................           188,666       $    1,438,033
Elan Corp Plc*..........................            34,180            1,775,224
                                                                 --------------
                                                                      3,213,257
                                                                 --------------
HONG KONG--0.5%
China Telecom (Hong Kong) Ltd*..........            74,000              476,786
China Unicom Ltd*.......................           812,000            1,629,393
                                                                 --------------
                                                                      2,106,179
                                                                 --------------
AUSTRALIA--0.5%
Australia & New Zealand Bank Group......             1,261                9,251
The News Corporation Ltd................           196,623            2,074,463
                                                                 --------------
                                                                      2,083,714
                                                                 --------------
DENMARK--0.3%
Tele Danmark AS.........................            29,500            1,393,632
                                                                 --------------
ESTONIA--0.3%
Estonian Telecom Ltd GDR*...............            70,100            1,086,550
                                                                 --------------
UNITED STATES--0.2%
Decode Genetics Inc*....................            40,800              856,800
                                                                 --------------
GREECE--0.1%
Hellenic Telecommunication Organization
  SA....................................            18,102              315,528
Interamerican SA........................             6,039              118,365
National Bank of Greece.................             2,073               78,625
                                                                 --------------
                                                                        512,518
                                                                 --------------
CHILE--0.0%
Vina Concha Y Toro......................             2,500               95,156
                                                                 --------------
NEW ZEALAND--0.0%
Sky Network Television Ltd*.............             1,000               12,291
                                                                 --------------
MALAYSIA--0.0%
Arab-Malaysian Merchant Bank............               716                  803
                                                                 --------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                     MARKET
                                                  SHARE              VALUE
DESCRIPTION                                      AMOUNT             (NOTE 1)
----------------------------------------       -----------       --------------
COMMON STOCKS--CONTINUED
BRAZIL--0.0%
Telecomunicacoes Brasileiras SA.........             5,000       $           79
                                                                 --------------
INDONESIA--0.0%
Pt Telekomunikasi Indonesia.............                20                    5
                                                                 --------------
TOTAL COMMON STOCKS (COST $335,517,435)...................          337,055,596
                                                                 --------------
PREFERRED STOCKS--0.6%
GERMANY--0.6%
Henkel KGAA--Vorzug (Cost $2,018,755)...            36,500            2,204,324
                                                                 --------------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Drugi SA*...........................             1,500                  742
NFI Pierwszy SA*........................             1,500                1,227
NFI Trzeci SA*..........................             3,000                3,422
                                                                 --------------
TOTAL INVESTMENT FUNDS (COST $19,873).....................                5,391
                                                                 --------------
WARRANTS--0.0%
BRAZIL--0.0%
Companhia de Bebidas das Americas
  Warrants, strike price BRL 200, expire
  4/30/2003*............................             9,993                2,127
                                                                 --------------
THAILAND--0.0%
Siam Commercial Bank Public Company Ltd
  Warrants, strike price THB 38.70,
  expire 06/22/2004*....................             2,100                  153
                                                                 --------------
TOTAL WARRANTS (COST $507)................................                2,280
                                                                 --------------

                                                        FACE
                                                        VALUE
                                     CURRENCY         (NOTE 1)
                                     --------       -------------
CORPORATE BONDS--0.0%
GERMANY--0.0%
Preussag AG, 2.125%, due
  6/17/2004........................      EUR               21,000               16,655
                                                                        --------------
PORTUGAL--0.0%
Jeronimo Martins, 0.000%, due
  12/30/2004.......................      PTE            2,879,000               14,898
                                                                        --------------
TOTAL CORPORATE BONDS (COST $36,941).............................               31,553
                                                                        --------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
                                                        FACE                VALUE
DESCRIPTION                          CURRENCY           VALUE              (NOTE 1)
-----------------------------------  --------       -------------       --------------
REPURCHASE AGREEMENTS--16.7%
UNITED STATES--16.7%
Investors Bank & Trust Company
Repurchase Agreement, dated
10/31/2000, due 11/1/2000 with a
maturity value of $66,720,026, and
an effective yield of 5.690%,
collateralized by U.S Government
and Agency Obligations with rates
ranging from 5.230% to 8.070%, with
maturity dates ranging from
3/08/2004 to 5/25/2030, and an
aggregate market value of
$70,046,416 (Cost $66,709,483).....      USD           66,709,483       $   66,709,483
                                                                        --------------
TOTAL INVESTMENTS--101.7% (COST $404,302,994)....................          406,008,627
OTHER ASSETS AND LIABILITIES (NET)--(1.7%).......................           (6,861,355)
                                                                        --------------
TOTAL NET ASSETS--100.0%.........................................       $  399,147,272
                                                                        ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

----------------

ADR  American Depositary Receipt
GDR  Global Depositary Receipt
  *  Non-income producing security.
     Aggregate cost for federal income tax purposes was $404,603,742.

                             GLOSSARY OF CURRENCIES


      BRL..  -- Brazilian Real                 THB   --  Thailand Baht
      EUR..  -- Euro                           USD   --  United States Dollar
      PTE..  -- Portuguese Escudo

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2000
(PERCENTAGE OF NET ASSETS)

    At October 31, 2000, sector diversification of the Fund's non-cash equivalent investments were as follows:

                                                                        MARKET
                                                         % OF NET       VALUE
                                                          ASSETS       (NOTE 1)
                                                         --------      --------

INDUSTRY SECTOR
  Financials...........................................      23.7%   $ 94,506,396
  Telecommunications...................................      12.7      50,798,125
  Consumer Staples.....................................       9.7      38,899,203
  Industrials..........................................       8.8      34,923,319
  Energy...............................................       7.1      28,534,852
  Consumer Discretionary...............................       7.1      28,378,467
  Healthcare...........................................       5.7      22,590,353
  Information Technology...............................       4.0      15,861,041
  Materials............................................       3.8      15,099,025
  Utilities............................................       2.4       9,708,363
                                                         --------    ------------
TOTAL INVESTMENTS......................................      85.0     339,299,144
OTHER ASSETS AND LIABILITIES (NET).....................      15.0      59,848,128
                                                         --------    ------------
NET ASSETS.............................................     100.0%   $399,147,272
                                                         ========    ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
ASSETS:
  Investments in securities, at value
    (Cost $20,030,450 and $337,593,511,
    respectively).......................   $19,580,326       $339,299,144
  Repurchase agreements, at cost........     2,545,401         66,709,483
  Foreign currency, at value (Cost
    $227,818 and $56,677,473,
    respectively).......................       205,973         55,573,336
  Receivables:
    Investments sold....................            --         30,991,480
    Fund shares sold....................         4,793          2,140,384
    Interest and dividends..............       355,378            227,775
    Tax reclaims........................            --            249,895
  Unrealized appreciation on forward
    foreign exchange contracts..........        53,639                 --
  Prepaid expenses......................           375             14,748
                                           -----------       ------------
  Total Assets..........................    22,745,885        495,206,245
                                           -----------       ------------
LIABILITIES:
  Payables:
    Investments purchased...............            --         94,489,569
    Fund shares repurchased.............            --            555,916
    Investment advisory fee payable
      (Note 2)..........................         9,553            596,392
    Distribution and shareholder
      servicing fees (Note 3)...........        16,058            147,709
  Unrealized depreciation on forward
    foreign exchange contracts..........       247,256                 --
  Accrued expenses and other payables...        24,549            269,387
                                           -----------       ------------
  Total Liabilities.....................       297,416         96,058,973
                                           -----------       ------------
NET ASSETS..............................   $22,448,469       $399,147,272
                                           ===========       ============
NET ASSETS CONSIST OF:
  Par value.............................   $     2,025       $     15,902
  Paid in capital in excess of par
    value...............................    23,777,405        397,697,510
  Undistributed net investment income...        62,468          1,044,730
  Accumulated net realized loss on
    investments sold, forward foreign
    exchange contracts and foreign
    currency transactions...............      (705,282)          (353,904)
  Net unrealized appreciation
    (depreciation) on investments,
    forward foreign exchange contracts
    and foreign currency related
    transactions........................      (688,147)           743,034
                                           -----------       ------------
NET ASSETS..............................   $22,448,469       $399,147,272
                                           ===========       ============
  Class A...............................   $21,794,172       $234,482,187
                                           -----------       ------------
  Class I...............................   $   654,297       $164,665,085
                                           -----------       ------------
SHARES OUTSTANDING
  Class A...............................     1,965,389          9,356,892
                                           -----------       ------------
  Class I...............................        59,303          6,545,204
                                           -----------       ------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE
  Class A...............................   $     11.09       $      25.06
                                           ===========       ============
  Class I...............................   $     11.03       $      25.16
                                           ===========       ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
INVESTMENT INCOME:
  Interest..............................   $1,222,541        $  2,182,334
  Dividends+............................           --           3,300,224
                                           ----------        ------------
                                            1,222,541           5,482,558
EXPENSES:
  Investment advisory fee (Note 2)......      102,306           2,305,801
  Custody and administration fees.......       46,505             597,036
  Professional fees.....................        7,563              98,662
  Trustees' fees and expenses (Note
    2)..................................       15,753              15,752
  Registration and filing fees..........       32,380              37,680
  Shareholder reports...................        8,006              86,178
  Insurance premium expense.............        4,474              19,914
  Miscellaneous fees....................        2,000               5,340
                                           ----------        ------------
    Total expenses common to all
      classes...........................      218,987           3,166,363
  Transfer agent fees
    Class A.............................       22,567              30,670
    Class I.............................        5,176              15,153
  Sub-Administration fee (Class A) (Note
    2)..................................       28,110             424,676
  Distribution and shareholder servicing
    fees (Class A) (Note 3).............       49,227             435,978
                                           ----------        ------------
    Total gross expenses................      324,067           4,072,840
    Less: Fees paid indirectly (Note
      2)................................       (1,188)           (142,544)
         Fees waived by investment
      adviser (Note 2)..................      (65,452)           (452,656)
                                           ----------        ------------
    Net expenses........................      257,427           3,477,640
                                           ----------        ------------
NET INVESTMENT INCOME...................      965,114           2,004,918
                                           ----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
    Security transactions...............     (625,712)           (254,299)
    Foreign currency transactions.......      (10,601)          1,085,513
    Forward foreign exchange
      contracts.........................       (8,960)         (1,672,218)
                                           ----------        ------------
      Net realized loss on
        investments.....................     (645,273)           (841,004)
                                           ----------        ------------
  Net change in unrealized appreciation
    (depreciation) on:
    Securities..........................       78,285         (23,999,707)
    Forward foreign exchange
      contracts.........................     (173,377)              7,035
    Currencies and net other assets.....      (45,158)           (978,417)
                                           ----------        ------------
      Net change in unrealized
        depreciation of investments.....     (140,250)        (24,971,089)
                                           ----------        ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS...........................     (785,523)        (25,812,093)
                                           ----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $  179,591        $(23,807,175)
                                           ==========        ============

----------------

  + Net of foreign withholding taxes of $414,760 for the International Equity Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2000  OCTOBER 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income...................    $   965,114       $   713,650
Net realized loss on investments........       (645,273)         (113,676)
Net change in unrealized
  appreciation/(depreciation) of
  investments...........................       (140,250)         (938,250)
                                            -----------       -----------
Net increase (decrease) in net assets
  resulting from operations.............        179,591          (338,276)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Distributions from net investment
  income
    Class A.............................       (455,129)         (573,809)
    Class I.............................        (14,936)               --
  Distributions from capital
    Class A.............................       (381,915)         (135,854)
    Class I.............................        (11,091)               --
FUND SHARE TRANSACTIONS (NOTE 5):
    Class A.............................        950,410         7,293,770
    Class I.............................        681,354                --
                                            -----------       -----------
  Net increase from Fund share
    transactions........................      1,631,764         7,293,770
                                            -----------       -----------
  Net increase in net assets............        948,284         6,245,831
NET ASSETS:
Beginning of year.......................     21,500,185        15,254,354
                                            -----------       -----------
End of year (including undistributed net
  investment income of $62,468 and
  $13,731, respectively)................    $22,448,469       $21,500,185
                                            ===========       ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2000  OCTOBER 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income...................    $  2,004,918      $  (333,855)
Net realized loss on investments........        (841,004)       7,480,316
Net change in unrealized appreciation of
  investments...........................     (24,971,089)      18,661,526
                                            ------------      -----------
Net increase (decrease) in net assets
  resulting from operations.............     (23,807,175)      25,807,987
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Distributions from net investment
  income
    Class A.............................        (269,736)              --
    Class I.............................         (16,196)              --
  Distributions from realized gain
    Class A.............................      (7,074,976)      (1,455,339)
FUND SHARE TRANSACTIONS (NOTE 5):
    Class A.............................     151,282,997        6,882,287
    Class I.............................     191,079,687               --
                                            ------------      -----------
  Net increase from Fund share
    transactions........................     342,362,684        6,882,287
                                            ------------      -----------
  Net increase in net assets............     311,194,601       31,234,935
NET ASSETS:
Beginning of year.......................      87,952,671       56,717,736
                                            ------------      -----------
End of year (including undistributed net
  investment income of $1,044,730 and
  $292,968, respectively)...............    $399,147,272      $87,952,671
                                            ============      ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     CLASS A                                         CLASS I
                                     ------------------------------------------------------------------------    ----------------
                                                              YEAR ENDED OCTOBER 31,                                  PERIOD
                                     ------------------------------------------------------------------------         ENDED
                                        2000            1999            1998            1997          1996       OCTOBER 31, 2000
                                     ----------      ----------      ----------      ----------    ----------    ----------------
Net Asset Value, beginning of
  year.............................   $ 11.48         $ 12.22         $ 11.70         $ 12.01       $ 12.11           $11.54*
                                      -------         -------         -------         -------       -------           ------
Income (Loss) from investment
  operations:
  Net investment income............      0.53            0.51            0.48            0.50          0.59             0.47
  Net realized and unrealized gain
    (loss) on investments..........     (0.44)          (0.77)           0.59           (0.13)         0.36            (0.49)
                                      -------         -------         -------         -------       -------           ------
    Total income (loss) from
      investment operations........      0.09           (0.26)           1.07            0.37          0.95            (0.02)
                                      -------         -------         -------         -------       -------           ------
Less distributions:
  From net investment income.......     (0.26)          (0.41)          (0.55)          (0.58)        (1.05)           (0.28)
  From capital (Note 1)............     (0.22)          (0.07)             --           (0.10)           --            (0.21)
                                      -------         -------         -------         -------       -------           ------
    Total distributions............     (0.48)          (0.48)          (0.55)          (0.68)        (1.05)           (0.49)
                                      -------         -------         -------         -------       -------           ------
Net Asset Value, end of year.......   $ 11.09         $ 11.48         $ 12.22         $ 11.70       $ 12.01           $11.03
                                      =======         =======         =======         =======       =======           ======
Total Return.......................      0.82%          (2.17)%          9.43%           3.24%         8.25%           (0.14)%
                                      =======         =======         =======         =======       =======           ======
Ratios/Supplemental Data:
Net Assets, end of year (in
  000's)...........................   $21,794         $21,500         $15,254         $11,889       $14,584           $  654
Ratio of net investment income to
  average net assets...............      4.80%           4.11%           3.93%           4.32%         4.71%            4.39%+
Ratio of expenses to average net
  assets...........................      1.27%(1)(2)     1.36%(1)(2)     1.77%(1)(2)     1.99%         2.53%(1)         1.66%(1)(2)+
Portfolio turnover rate............        79%            136%            269%            162%          219%              79%

------------------

  +  Annualized.
  * Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(1) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets for Class A would have been 1.28%, 1.36%, 1.77%, and 2.43% for the years ended October 31, 2000, 1999,
     1998, and 1996, respectively, and 1.67% for Class I shares for the period ending October 31, 2000.
(2) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.60%, 1.69%, and 1.83% for Class A shares for the years ended October 31, 2000, 1999 and 1998, respectively, and 1.99% for Class I shares for the period ending October 31, 2000.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS A                                            CLASS I
                              ---------------------------------------------------------------------------      ----------------
                                                        YEAR ENDED OCTOBER 31,                                      PERIOD
                              ---------------------------------------------------------------------------           ENDED
                                  2000             1999            1998            1997          1996          OCTOBER 31, 2000
                              ------------      ----------      ----------      ----------    -----------      ----------------
Net Asset Value, beginning
  of year...................    $  21.80         $ 15.39         $ 13.41         $ 11.43        $ 10.13            $  22.19*
                                --------         -------         -------         -------        -------            --------
Income (Loss) from
  investment operations:
  Net investment income
    (loss)..................        0.05           (0.07)          (0.03)             --(1)       (0.02)               0.22
  Net realized and
    unrealized gain on
    investments.............        5.04            6.87            2.16            2.02           1.32                2.75
                                --------         -------         -------         -------        -------            --------
    Total income from
      investment
      operations............        5.09            6.80            2.13            2.02           1.30                2.97
                                --------         -------         -------         -------        -------            --------
Less distributions:
  From net realized gains on
    investments.............       (1.76)          (0.39)             --              --             --                  --
  From (in excess of) net
    investment income
    (loss)..................       (0.07)             --           (0.15)          (0.04)            --                  --(2)
                                --------         -------         -------         -------        -------            --------
    Total distributions.....       (1.83)          (0.39)          (0.15)          (0.04)            --                  --
                                --------         -------         -------         -------        -------            --------
Net Asset Value, end of
  year......................    $  25.06         $ 21.80         $ 15.39         $ 13.41        $ 11.43            $  25.16
                                ========         =======         =======         =======        =======            ========
Total Return................       24.60%          44.86%          16.10%          17.68%         12.73%              13.99%
                                ========         =======         =======         =======        =======            ========
Ratios/Supplemental Data:
Net Assets, end of year (in
  000's)....................    $234,482         $87,953         $56,718         $44,302        $19,161            $164,665
Ratio of net investment
  income (loss) to average
  net assets................        0.32%          (0.48)%         (0.15)%          0.00%         (0.58)%              1.10%+
Ratio of expenses to average
  net assets................        1.37%(3)(4)     1.96%(4)        1.85%(3)(4)     1.79%(3)       2.46%(3)(4)         0.83%(3)(4)+
Portfolio turnover rate.....          72%             73%            134%             94%            67%                 72%

------------------

  +  Annualized.
  * Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(2)  Amount is less than 0.01 per share.
(3) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.57%, 2.09%, 2.29%, and 2.96% for Class A shares for the years ended October 31, 2000, 1998, 1997, and 1996 respectively, and 1.03% for Class I shares for the period ending October 31, 2000.
(4) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 1.42%, 1.96%, 1.87%, and 2.37% for Class A shares for the years ended October 31, 2000, 1999, 1998, and 1996, respectively, and 0.88% for Class I shares for the period ending October 31, 2000.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

    Effective November 17, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated to each class based on its relative net assets.

    The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

   PORTFOLIO VALUATION: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Funds available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds' investment adviser reviews the value of the

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

   FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

   FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   OPTION CONTRACTS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

    Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

   AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT: Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

   FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

    Bank Julius Baer & Co., Ltd., New York Branch ("Bank Julius Baer") serves as the investment adviser. The Income Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.50% of average daily net assets. The adviser has agreed to waive 0.325% of its advisory fee on the first $25 million of the Income Fund's average daily net assets until November 15, 2000, when the waiver will expire unless renewed by the adviser and the Income Fund. The Equity Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The adviser has agreed to waive 0.15% of its advisory fee for the International Equity Fund until November 15, 2000, at which time the waiver will terminate and not be renewed.

    Effective November 17, 1999, Bank Julius Baer serves as Co-Administrator of the Class A shares and is paid a fee for providing administrative and shareholder services at an annual rate of 0.25% and 0.15% of average daily net assets of the Equity and Income Fund, respectively.

    No director, officer or employee of Bank Julius Baer or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

    The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Funds custody fees are reduced when the Fund maintains cash on deposit at the custodian.

    For the year ended ended October 31, 2000 the Equity Fund incurred total brokerage commissions of $1,480,267 of which $284,125 was paid to affiliates of the adviser.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

    The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser and the co-administrator may pay additional marketing costs out of their profits.

    Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the year ended October 31, 2000 were as follows:

                                            COST OF      PROCEEDS
                                           PURCHASES    FROM SALES
                                           ---------    ----------
Income Fund.............................  $  8,517,073  $ 8,073,408
Equity Fund.............................   472,309,888  181,482,947

    Cost of purchases and proceeds from sales of long-term U.S. Government securities during year ended ended October 31, 2000 were $7,603,348 and $5,377,367, respectively for the Income Fund.

    At October 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                           UNREALIZED    UNREALIZED
                                          APPRECIATION  DEPRECIATION
                                          ------------  ------------
Income Fund.............................  $   194,469   $   770,661
Equity Fund.............................   23,142,206    21,737,321

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

    The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                 YEAR ENDED OCTOBER 31, 2000     YEAR ENDED OCTOBER 31, 1999
                                ------------------------------  -----------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
                                   ------          ------          ------          ------
INCOME FUND:
CLASS A
  Sold........................      683,621     $  7,666,189      1,114,316     $13,085,932
  Issued as reinvestment of
    dividends.................       69,501          778,985         51,781         609,359
  Redeemed....................     (661,009)      (7,494,764)      (541,028)     (6,401,521)
                                 ----------     ------------     ----------     -----------
    Net increase..............       92,113     $    950,410        625,069     $ 7,293,770
                                 ==========     ============     ==========     ===========

CLASS I
  Sold........................       86,704     $    989,586
  Issued as reinvestment of
    dividends.................        2,327           26,027
  Redeemed....................      (29,728)        (334,259)
                                -----------     ------------
    Net increase..............       59,303     $    681,354
                                ===========     ============

EQUITY FUND:
CLASS A
  Sold........................    9,347,393     $265,872,078      2,012,216     $37,678,745
  Issued as reinvestment of
    dividends.................      289,360        6,398,647         59,878       1,019,125
  Redeemed....................   (4,315,267)    (120,987,728)    (1,722,047)    (31,815,583)
                                -----------     ------------     ----------     -----------
    Net increase..............    5,321,486     $151,282,997        350,047     $ 6,882,287
                                ===========     ============     ==========     ===========

CLASS I
  Sold........................    7,582,417     $219,719,408
  Issued as reinvestment of
    dividends.................          536           15,408
  Redeemed....................   (1,037,749)     (28,655,129)
                                -----------     ------------
    Net increase..............    6,545,204     $191,079,687
                                ===========     ============

6. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7. FEDERAL TAX INFORMATION

    The Equity Fund has designated $2,391,102 of the distribution paid during the year ended October 31, 2000 as a long term capital gain dividend.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

    At October 31, 2000, the Income Fund had $700,197 available as capital loss carryforwards, of which $500,463 expires in 2002, and $199,734 expires in 2008.

    At October 31, 2000, the Equity Fund had $338,640 available as capital loss carryforwards which will expire in 2008.
--------------------------------------------------------------------------------

SUPPLEMENTAL TAX INFORMATION (UNAUDITED)

    The International Equity Fund paid foreign taxes of $414,760 and earned $696,741 of foreign source income during the year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0261 per share as foreign taxes paid and $0.0438 per share as income earned from foreign sources for the year ended October 31, 2000.

JULIUS BAER INVESTMENT FUNDS
                                                    INDEPENDENT AUDITORS' REPORT
JULIUS BAER GLOBAL INCOME FUND
AND JULIUS BAER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Julius Baer Investment Funds:

    We have audited the accompanying statements of assets and liabilities of Julius Baer Global Income Fund and Julius Baer International Equity Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments and schedule of forward foreign exchange contracts, as of October 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Income Fund and Julius Baer International Equity Fund as of October 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

Boston, Massachusetts
December 8, 2000